B A R O N

F U N D S®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated January 28, 2015 to Prospectus dated April 30, 2014

Effective January 28, 2015, the Prospectus of Baron Select Funds (the “Funds”) is modified as follows:

On page 53 under “Information about the Funds” insert the following as a new second paragraph:

Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund may borrow from a bank up to 30% of the value of their respective net assets, including the amount borrowed, as of the time the borrowing is made, for temporary or emergency purposes. As noted earlier in the prospectus, Baron Partners Fund may borrow money from banks to take advantage of opportunities to invest (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

This information supplements the Prospectus dated April 30, 2014. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.